2023 ANNUAL SHAREHOLDER MEETING

Wednesday, July 12, 2023– 10:00 A.M. CDT


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO

Embedded Finance Made *Simple*

Nasdaq: USIO

July 12, 2023

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks related to an economic downturn, the realization of the opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2022. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of July 12, 2023, unless indicated otherwise.


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ABOUT US

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio operates card and ACH payment processing, card issuing and bill presentment and payment to deliver convenient, world-class solutions and services to their clients.

CHAIRMAN, PRESIDENT AND CEO



Louis Hoch

INVESTMENT SUMMARY

usio

INNOVATIVE LEADER
In the Fast-Growing FinTech space

DIVERSIFIED
Multi-Channel Product Portfolio in Diversified Industries

- Payment Facilitation
- ACH
- Prepaid Card Issuing
- Output Solutions

12%
YoY REVENUE GROWTH
2022 OVER 2021

$69.4
MILLION 2022
RECORD REVENUES

18-20%
2023 EXPECTED REVENUE GROWTH

26.5
MILLION SHARES OUTSTANDING
AS OF MARCH 31, 2023

16.9
MILLION SHARES OF PUBLIC FLOAT
AS OF MARCH 31, 2023

9.6
MILLION SHARES OF INSIDER OWNERSHIP
AS OF MARCH 31, 2023

HIGHLIGHTS

usio

TRANSACTIONS PROCESSED 2021-2022

16% INCREASE



IN MILLIONS
14.3
15.4
18.2
35.3
40.8
2018
2019
2020
2021
2022

DOLLARS PROCESSED 2021-2022

24% DECREASE*



IN MILLIONS
$3,400
$3,540
$3,340
$9,500
$7,200
2018
2019
2020
2021
2022

*Due to exit from cryptocurrency space

ANNUAL REVENUE



$80
$60
$40
$20
$0
In Millions
$24.0
$28.2
$32.2
$61.9
$69.4
$81.9-83.3*
35%
THREE YEAR CAGR
2018
2019
2020
2021
2022
2023

*18-20% revenue growth over 2022. Projected 2023 revenue is $81.9 TO $83.3mm.


PRODUCT ECOSYSTEM
Payment Facilitation
Automated Check (ACH)
Prepaid Card Issuing
Output Solutions

PAYMENT FACILITATION & ACH



Greg Carter
EVP

PAYMENT FACILITATION

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing **frictionless merchant onboarding, enrollment and automated risk/underwriting procedures** - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one-to-many). Our **differentiated go-to-market strategy** creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to **monetize payments** flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



34%
OF Q1'23 REVENUE
(includes all card)

27%
PAYFAC
REVENUE GROWTH
Q1'23 VS. Q1'22

HOW WE MAKE MONEY

30%*
REVENUE SHARED WITH ISV GROSS MARGIN

50%
OF GROSS NET MARGIN

15%
TO USIO

*Retail pricing isn't fixed. Pricing varies based on ISV/vertical. Not indicative of all ISVs.

AUTOMATED CHECK (ACH)

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the **longest-tenured Nacha certified third-party sender** in our industry, has its own bank routing number, and **direct access to the Fed**. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Prepaid.



16%
OF Q1'23 REVENUE

(13)%*
REVENUE GROWTH Q1'23 VS. Q1'22

*Due to Voyager bankruptcy. Excluding Voyager, ACH would have grown 17%.

HOW WE MAKE MONEY

ON AVERAGE WE EARN
$.70

NET REVENUE PER TRANSACTION
$.41

MARGINS
70%+
ON A RETURN OR ORIGINATION

CARD ISSUING



Houston Frost
SVP

PREPAID CARD ISSUING

Usio operates as both the **program manager and issuer processor**, providing web and mobile apps, transaction processing, customer service and compliance. Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more. Additionally, entities looking to migrate away from physical checks or to **virtual payment methods** leverage our card issuing platform. We also offer insight into the use of funds / spend via our reporting platform.



22%
OF Q1'23 REVENUE

74%
REVENUE GROWTH
Q1'23 VS. Q1'22

HOW WE MAKE MONEY

CLIENT FEES
$.35-$4
PER CARD CREATED

INTERCHANGE
1-2%
PURCHASE BY MERCHANTS

CARDHOLDER FEES & SPOILAGE
2-4%
AMOUNT LOADED TO CARDS

MARGINS
30-40%

OUTPUT SOLUTIONS



Sy Green
SVP

OUTPUT SOLUTIONS

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, **automate the billing processes and increase operational efficiencies**. Output's customer base is primarily financial institutions, utilities, and taxing entities.



28%
OF Q1'23 REVENUE

26%
REVENUE GROWTH Q1'23 VS. Q1'22

HOW WE MAKE MONEY

PRINT
$.15-$.18
PER PRINT

POSTAGE
$.02
AVERAGE PER PIECE

ELECTRONIC
$.03-$.05
PER PRESENTMENT

MARGINS
18-22%

FINANCIALS



Tom Jewell
SVP, Chief Financial Officer

REVENUES BY CATEGORY

Three Months Ended March 31				
	2023	2022	$ Change	% Change
ACH & Complementary Service Revenue	$ 3,340,722	$ 3,843,316	$ (502,594)	-13%
Credit Card Revenue	$ 7,339,898	$ 6,768,222	$ 571,676	8%
Prepaid Card Services	$ 4,807,404	$ 2,768,447	$ 2,038,957	74%
Output Solutions	$ 5,958,220	$ 4,731,358	$ 1,226,862	26%
Total Revenue	**$ 21,446,244**	**$ 18,111,343**	**$ 3,334,901**	**18%**

NON-GAAP RECONCILIATION

Values in Millions	12 Months Ended 31-Dec-22	12 Months Ended 31-Dec-21	3 Months Ended 31-Mar-23	3 Months Ended 31-Dec-22
Revenues	$ 69.40	$ 61.90	$ 21.40	$ 18.10
Reconciliation from Operating Income (Loss) to Adjusted EBITDA				
Operating Income (Loss)	$ (5.20)	$ (0.20)	$ -	$ (1.60)
Depreciation and Amortization	$ 2.70	$ 2.60	$ 0.50	$ 0.70
EBITDA	$ (2.50)	$ 2.50	$ 0.50	$ (0.80)
Non-cash stock-based compensation expense	$ 2.10	$ 1.50	$ 0.50	$ 0.60
Adjusted EBITDA	$ (0.40)	$ 4.00	$ 1.00	$ (0.30)

BALANCE SHEET

In Millions

Account	3/31/2023	12/31/2022	12/31/2021
Cash	$6.80	$5.70	$7.30
Restricted Cash & Settlement Funds	$66.10	$74.80	$106.80
Total Assets	$90.90	$97.90	$133.70
Short-term/Long-term Debt	$0.60	$0.10	$0.10
Total Liabilities	$76.40	$84.00	$115.00
Total Equity	$14.40	$13.90	$18.70
Total Liabilities & Stockholder Equity	$90.90	$97.90	$133.70

usio

Nacha® Certified

2023 ANNUAL SHAREHOLDER MEETING


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq